INCOME TAXES	12 Months Ended
Sep. 30, 2018
Notes to Financial Statements
NOTE 4 - INCOME TAXES

The Company follows Accounting Standards Codification 740, Accounting for Income Taxes. During 2009, there was a change in control of the Company.

Under section 382 of the Internal Revenue Code such a change in control negates much of the tax loss carry forward and deferred income tax. Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carry forwards. For federal income tax purposes, the Company uses the accrual basis of accounting, the same that is used for financial reporting purposes.

The Company did not have taxable income for the years ended September 30, 2018 or 2017. The Company’s deferred tax assets consisted of the following as of September 30, 2018, and 2017:

	2018	2017
Net tax loss carry forward	74,447	62,467
Less: Valuation allowance	(74,447)	(62,467)
Net deferred tax asset	$-	$-

The Company had a net loss of $176,033 for the year ended September 30, 2018 and $71,105 for the year ended September 30, 2017. As of September 30, 2018, the Company’s net tax loss carry forward was $ 75,062 will begin to expire in the year 2036. All tax years from inception of the Company are open to review by appropriate taxing authorities.

A reconciliation of income taxes at the federal statutory rate to amounts provided for the years ended September 30, 2018 and 2017 is as follows:

	2018	2017
U.S. federal statutory rate	21%	21%
Net operating loss	(21)%	(21)%
Effective tax rate	--%	--%

The Company due to its loses has not filed US Corporate tax returns and is subject to examination back to inception.

Based on the recent change in corporation tax rates the Company calculated the deferred tax asset for the year ended September 30, 2018 at 21% compared to the rate of 35% prior to the change in corporation tax rates.